1115 P2 12/20

SUPPLEMENT DATED DECEMBER 4, 2020

TO THE PROSPECTUS DATED OCTOBER 1, 2020 OF

FRANKLIN NEW YORK TAX-FREE INCOME FUND

The Prospectus is amended as follows:

  The Board of Trustees of Franklin New York Tax-Free Income Fund (Fund) recently approved, subject to shareholder approval, a change in the classification of the Fund under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund.  It is anticipated that in March 2021 shareholders of the Fund will receive a proxy statement requesting their votes on such proposal and other matters. If such proposal is approved by the Fund’s shareholders, it is expected that such change will be effective in mid-2021.

    The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.